                                                                                                            December 21, 2015

DREYFUS MANAGER FUNDS I

-          Dreyfus Research Long/Short Equity Fund

Supplement to Summary and Statutory Prospectuses

dated February 27, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus). Dreyfus has engaged its affiliate, The Boston Company Asset Management, LLC (TBCAM), to serve as the fund's sub-investment adviser.

Investment decisions for the fund are made by members of TBCAM's global research team.  The team members primarily responsible for managing the fund are Elizabeth Slover, Matthew D. Griffin, CFA, and Matthew T. Jenkin.  This position has been held by Ms. Slover and Mr. Griffin since the fund's inception in July 2013 and by Mr. Jenkin since December 2015.  Ms. Slover is a senior managing director at TBCAM, and is the director of TBCAM's global research team.  Mr. Griffin is a managing director and portfolio manager at TBCAM, and is a member of TBCAM's global research team. Mr. Jenkin is a senior research analyst on TBCAM's global research team.

The following information supersedes and replaces the fourth paragraph included in "Fund Details – Management" in the statutory prospectus:

      Investment decisions for the fund are made by members of TBCAM's global research team.  The team members primarily responsible for managing the fund are Elizabeth Slover, Matthew D. Griffin, CFA, and Matthew T. Jenkin.  This position has been held by Ms. Slover and Mr. Griffin since the fund's inception in July 2013 and by Mr. Jenkin since December 2015.  Ms. Slover is a senior managing director at TBCAM, and is the director of TBCAM's global research team.  She has been employed by TBCAM since 2005.  Mr. Griffin is a managing director and portfolio manager at TBCAM, and is a member of TBCAM's global research team.  He has been employed by TBCAM since 2006.  Mr. Jenkin is a senior research analyst on TBCAM's global research team, where he has been employed since 2015. Prior thereto, he was employed as a healthcare portfolio manager and analyst at Balyasny Asset Management from 2009 to 2013, and at Bluecrest Capital Management in 2014, where he managed global long/short equity healthcare hedge funds and covered pharmaceuticals, biotechnology and healthcare services. Ms. Slover, and Messrs. Griffin and Jenkin are jointly and primarily responsible for managing the fund's portfolio.

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